UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2012 (January 11, 2012)

NEW JERSEY RESOURCES

CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	001-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of principal executive offices)	(Zip Code)

(732) 938-1480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 12, 2012, New Jersey Resources Corporation (“NJR”) will deliver a presentation to members of the financial community in New York, New York. The slides to be used at the meeting are furnished herewith as Exhibit 99.1 and are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

On January 11, 2012, NJR Clean Energy Ventures (“NJRCEV”), a subsidiary of NJR, announced the completion of a 14.1 megawatt solar system on McGraw-Hill Corporation’s East Windsor, N.J. campus and also announced that several of its other solar projects were placed into service during the first quarter of fiscal year 2012 as well. NJRCEV announced the developments in the press release dated January 11, 2012, attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in this Item 7.01 is not “filed” for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent NJR specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, NJR makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Slides to be presented on January 12, 2012

99.2	Press Release dated January 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 11, 2012	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Slides to be presented on January 12, 2012

99.2	Press Release dated January 11, 2012